SECTION 302 CERTIFICATIONS



CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

I, John H. Myers, certify that:

1. I, John H. Myers, certify that I have reviewed this report on Form N-CSR of Elfun Income Fund.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Omitted.

4.a. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures
(as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared.

4.b.  Omitted.

4.c.  Omitted.

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and audit committee of the registrants board of directors (or persons performing the equivalent functions):

   (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal control; and
   (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



Date: August 28, 2003


/s/JOHN H. MYERS
John H. Myers
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated.


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CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Robert Herlihy, certify that:

1.I have reviewed this report on Form N-CSR of Elfun Income Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Omitted.

4.a. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared.

4.b.  Omitted.

4.c.  Omitted.

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and audit committee of the registrants board of directors (or persons performing the equivalent functions):
   (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal control; and
   (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls.

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: August 28, 2003


/s/ROBERT HERLIHY
Robert Herlihy
Treasurer, Elfun Funds